UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2012

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-53942
Commission File Number

7170 Glover Drive
Milner, British Columbia, Canada V0X 1T0
(Address of principal executive offices)

Registrant’s telephone number, including area code:
604.888.0420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreements

On December 4, 2012, the Board of Directors of Urban Barns Foods Inc., a Nevada corporation (the “Corporation”) authorized the execution of those two certain six-month consulting agreements each dated November 21, 2012 (collectively, the "Consulting Agreements") with Wakabayashi Fund LLC ("Wakabayashi Fund"). In accordance with the terms and provisions of the Consulting Agreements: (i) Wakabayashi Fund shall provide capital funding services, including serving as an investment banking liaison and acting as a capital consultant; (ii) Wakabayashi Fund shall contact institutional investors, arrange presentations of the Corporation, assist in restructuring the Corporation's business plan, and provide general capital structure, working capital, equipment financing, merger and acquisition, and reorganization consulting services; (iii) Wakabayashi Fund shall provide institutional market awareness and public relations services, including acting as an institutional public relations consultant; (iv) the Corporation shall pay to Wakabayashi a success fee of 7% of the amount of capital raised as a result of the contacts made by Wakabayashi Fund; and (v) the Corporation shall issue an aggregate of 3,000,000 shares of its restricted Class A common stock to Wakabayashi Fund.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective on December 6, 2012, the Corporation issued to Wakabayashi Fund an aggregate of 3,000,000 shares of restricted Class A common stock. The shares were issued under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The shares of Class A common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Wakabayashi acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Consulting Agreement between Urban Barns Foods Inc. and Wakabayashi Fund LLC dated November 21, 2012.

10.2	Consulting Agreement between Urban Barns Foods Inc. and Wakabayashi Fund LLC dated November 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Urban Barns Foods Inc. (Registrant)

Date: December 10, 2012	By:	/s/ Jacob Benne
Jacob Benne
President, Chief Executive Officer, Director